UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2005

Shire plc

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction of incorporation)

0-29630	None
(Commission File Number)	(IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke, Hampshire RG24 8EP England

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code 44 1256 894 000

Shire Pharmaceuticals Group plc

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Registration of Securities pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended

On November 25, 2005, Shire plc, a public limited company incorporated in England and Wales (“Shire”), became the holding company of Shire Pharmaceuticals Group plc, also a public limited company incorporated in England and Wales (“SPG”), pursuant to a scheme of arrangement under Section 425 of the United Kingdom Companies Act 1985 that was approved by the High Court of Justice in England and Wales and the shareholders of SPG (the “Scheme of Arrangement”). Pursuant to the Scheme of Arrangement, ordinary shares, each having a nominal value of £3.50, of Shire (“Shire Ordinary Shares”) were exchanged for ordinary shares, each having a nominal value of £0.05 of SPG (“SPG Ordinary Shares”), on a one-for-one basis. As a result of the Scheme of Arrangement, SPG is now a wholly-owned subsidiary of Shire. The Shire Ordinary Shares carry substantially the same rights as did the SPG Ordinary Shares.

The Shire Ordinary Shares issued in the Scheme of Arrangement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration set forth in Section 3(a)(10) of the Securities Act. The Scheme of Arrangement did not involve any payment for the Shire ordinary shares.

Shire has the same Board of Directors, management and corporate governance arrangements as SPG had before the effectiveness of the Scheme of Arrangement. Shire is listed on the Official List of the United Kingdom Listing Authority and admitted to trading on the London Stock Exchange in SPG’s place. The consolidated assets and liabilities of Shire immediately after the effective time of the Scheme of Arrangement are substantially the same as the consolidated assets and liabilities of SPG immediately prior thereto.

The SPG Ordinary Shares underlying the SPG American Depositary Shares (the “SPG ADSs”), each representing three SPG Ordinary Shares, participated in the Scheme of Arrangement like all other SPG Ordinary Shares. In conjunction with the Scheme of Arrangement, Shire entered into a deposit agreement, attached as an exhibit to this Current Report on Form 8-K, which is substantially identical to the SPG deposit agreement (which was terminated in connection with the Scheme of Arrangement), and SPG ADSs were replaced by Shire American Depositary Shares (the “Shire ADSs”), each representing three Shire Ordinary Shares, on a one-for-one basis, effective at the opening of trading on November 25, 2005. The Scheme of Arrangement did not involve any payment for the new ADSs. Shire has entered into a listing agreement with NASDAQ as the successor to SPG and the Shire ADSs are being traded on the NASDAQ National Market under the same symbol under which the SPG ADSs were previously traded, namely “SHPGY.”

A copy of the press release announcing the completion of the Scheme of Arrangement is attached as an exhibit to this Current Report on Form 8-K.

This Form 8-K is being filed by Shire as the initial report of Shire to the Securities and Exchange Commission and as notice that Shire is the successor issuer to SPG pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prior to the Scheme of Arrangement, the SPG ADSs were registered pursuant to Section 12(b) of the Exchange Act. Under Rule 12g-3(a), the Shire ADSs are now deemed to be registered under Section 12(b) of the Exchange Act.

Reduction in Capital

Following the Scheme of Arrangement becoming effective and in connection therewith, a reduction of the share capital of Shire (the “Reduction of Capital”) is intended to be implemented. Pursuant to the Reduction of Capital, the par value of each Shire Ordinary Share will be reduced from £3.50 per share to £0.05 per share, the same par value as the SPG Ordinary Shares prior to the effectiveness of the Scheme of Arrangement. The reserve created by this reduction will be available at the discretion of the directors of Shire for the purposes of future distributions to shareholders of Shire. The Reduction of Capital is expected to be approved by the High Court of Justice in England and Wales on November 28, 2005 and to take effect on November 29, 2005.

Descriptions of Shire Share Capital and American Depositary Shares

A description of Shire’s share capital, a description of Shire’s American Depositary Shares and American Depositary Receipts, a form of Shire’s ordinary share certificate and a form of Shire’s American Depositary Receipt certificate are included in Exhibits 99.01, 99.02, 4.02, and 4.03 hereto, respectively, and are incorporated by reference herein.

Employment Agreements

On September 7, 2005, the board of directors of Shire unanimously approved the novation of the service contracts of the executive directors in connection with the Scheme of Arrangement.

On November 21, 2005, Shire Executive Services Inc., a wholly-owned subsidiary of Shire (“Shire Executive Services”), entered into an amendment agreement (the “Amendment Agreement”) with Matthew Emmens, the chairman of the board of directors of Shire Executive Services, the chairman of the board of directors of Shire US Inc., a wholly-owned subsidiary of SPG (“Shire US”), and at that time the chief executive officer of SPG. The Amendment Agreement amends the amended and restated employment agreement dated March 12, 2004 (the “Emmens Employment Agreement”) relating to the employment of Mr. Emmens in the foregoing capacities. Pursuant to the amendment agreement:

  In connection with the Scheme of Arrangement, the Emmens Employment Agreement will apply to Mr. Emmens’ services as the chief executive officer of Shire rather than his service as chief executive officer of SPG; and

  The reimbursement of non-commercial flight expenses will be, when Mr. Emmens flies his own airplane in connection with the performance of his duties under the Emmens Employment Agreement, for the cost of airplane fuel actually incurred by him, such amendment having been approved by the Remuneration Committee of the board of directors of SPG on November 1, 2005.

In connection with the Amendment Agreement and to replace the ratification and guaranty given by SPG and Shire US in respect of the Emmens Employment Agreement, Shire and Shire US entered into a ratification and guaranty (the “Ratification and Guaranty”) confirming and ratifying the Emmens Employment Agreement. In addition, each of Shire and Shire US jointly and severally irrevocably guaranteed to Mr. Emmens the prompt performance and payment of all obligations of Shire Executive Services to Mr. Emmens under the Emmens Employment Agreement.

On November 21, 2005, SPG and Shire on one hand and Angus Russell, who was at that time finance director for the SPG group, on the other hand, entered into a novation agreement (the “Novation Agreement”). Under the Novation Agreement, Mr. Russell agreed to release and discharge SPG from his employment agreement dated March 10, 2004 (“Russell Employment Agreement”), upon the terms of Shire’s undertaking to perform the Russell Employment Agreement and be bound by its terms in the place of the SPG.

Copies of each of the Amendment Agreement, the Ratification and Guaranty and the Novation Agreement are filed herewith as Exhibits 10.01, 10.02 and 10.03, respectively. The foregoing description is qualified in its entirety by reference to the full text of each of such Exhibits.

Indemnity Deeds for Directors of Shire

Prior to the effectiveness of the Scheme of Arrangement, each Director of Shire entered into an indemnity deed with Shire providing that Shire shall indemnify such Director for claims to the extent described therein.

A copy of the Form of Indemnity Deed for Shire Directors is filed herewith as Exhibit 10.04. The foregoing description is qualified in its entirety by reference to the full text of such Exhibit.

Press Releases

Shire has issued the press releases attached as Exhibits 99.03 and 99.04, which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

3.01	Articles of Association of Shire plc as adopted by special resolution on September 19, 2005

4.01	Deposit Agreement among Shire plc, JPMorgan Chase Bank, N.A. and Holders from time to time of Shire plc ADSs

4.02	Form of Ordinary Share Certificate of Shire plc

4.03	Form of American Depositary Receipt Certificate of Shire plc (included in Exhibit 4.01)

10.01	Amendment Agreement dated November 21, 2005 relating to the Amended and Restated Employment Agreement of Matthew Emmens dated March 12, 2004

10.02	Ratification and Guaranty dated November 21, 2005 relating to the Amended and Restated Employment Agreement of Matthew Emmens dated March 12, 2004

10.03	Novation Agreement dated November 21, 2005 relating to the Employment Agreement of Angus Russell dated March 10, 2004

10.04	Form of Indemnity Deed for Directors of Shire plc

99.01	Description of Shire Share Capital

99.02	Description of Shire American Depositary Shares and American Depositary Receipts

99.03	Press Release dated November 24, 2005

99.04	Press Release dated November 25, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2005

SHIRE PHARMACEUTICALS GROUP PLC

By:	/s/ Angus Russell

	Name:	ANGUS RUSSELL
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description

3.01	Articles of Association of Shire plc as adopted by special resolution on September 19, 2005

4.01	Deposit Agreement among Shire plc, JPMorgan Chase Bank, N.A. and Holders from time to time of Shire plc ADSs

4.02	Form of Ordinary Share Certificate of Shire plc

4.03	Form of American Depositary Receipt Certificate of Shire plc (included in Exhibit 4.01)

10.01	Amendment Agreement dated November 21, 2005 relating to the Amended and Restated Employment Agreement of Matthew Emmens dated March 12, 2004

10.02	Ratification and Guaranty dated November 21, 2005 relating to the Amended and Restated Employment Agreement of Matthew Emmens dated March 12, 2004

10.03	Novation Agreement dated November 21, 2005 relating to the Employment Agreement of Angus Russell dated March 10, 2004

10.04	Form of Indemnity Deed for Directors of Shire plc

99.01	Description of Shire Share Capital

99.02	Description of Shire American Depositary Shares and American Depositary Receipts

99.03	Press Release dated November 24, 2005

99.04	Press Release dated November 25, 2005